SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________



 Date of Report (Date of earliest event reported) February 6, 2003
                              BICO, INC.
    (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                25-1229323
(State of other jurisdiction (Commission File Number)   (IRS Employer
 of incorporation)                                     Identification No.)


  2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
 (Address of principal executive offices)                     (Zip Code)


   Registrant's telephone number, including area code (412) 429-0673

    _________________________________________________________
  (Former name or former address, if changes since last report.)



Item 1.   Changes in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          Not applicable.

Item 6.   Resignations of Registrant's Directors.

          Robert E. Lawler, M.D. resigned as a member of the Company's Board of Directors. (Resignation Letter attached)

Item 7.   Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired -
             Not Applicable.
         (b) Pro Forma Financial Information - Not Applicable.
         (c) Exhibits - Resignation Letter from Robert E. Lawler, M.D.

Item 8.   Change in Fiscal Year.
          Not applicable

Item 9.   Regulation FD Disclosure.
          Not applicable


SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Stan Cottrell
                                            Stan Cottrell, CEO, Director


DATED:  February 6, 2003




                   ROBERT E. LAWLER, M.D.
                    875 Indian River Road
                    Cocao, Florida  32922



February 6, 2003



Mr. Stan Cottrell
President & CEO of BICO, Inc.
2275 Swallow Hill Road             VIA FAX
Bldg. 2500, 2nd Floor                   RE: RESIGNATION FROM
BOARD OF
Pittsburgh, PA  15220                   DIRECTORS OF BICO



Dear Mr. Cottrell:

     For personal reasons, I regret to announce that I resign immediately from the Board of Directors of BICO.



Sincerely,

/s/ Robert E. Lawler, M.D.
Robert E. Lawler, M.D.